SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
December 8, 2014

ALLIANCE DATA SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-15749	31-1429215
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7500 DALLAS PARKWAY, SUITE 700
PLANO, TEXAS 75024
(Address and Zip Code of Principal Executive Offices)

(214) 494-3000
(Registrant's Telephone Number, including Area Code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
On December 10, 2014, Alliance Data Systems Corporation ("Alliance Data") filed with the Securities and Exchange Commission a Current Report on Form 8-K (the "Original Form 8-K") regarding the completion of the acquisition of Conversant, Inc., a Delaware corporation ("Conversant"), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of September 11, 2014 (the "Merger Agreement"), by and among Alliance Data, Conversant and Amber Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Alliance Data (the "Merger Sub"). At the effective time, as defined in the Merger Agreement, Conversant merged with and into the Merger Sub, with the Merger Sub continuing as the surviving entity and a direct wholly-owned subsidiary of Alliance Data (the "Merger").

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to present certain unaudited pro forma financial information in connection with the Merger, which unaudited pro forma financial information is filed as an exhibit hereto.

Item 9.01.  Financial Statements and Exhibits.

Pro Forma Financial Information

The unaudited pro forma combined balance sheet as of September 30, 2014 as if the Merger occurred on September 30, 2014, and the unaudited pro forma combined statements of operations for the nine months ended September 30, 2014 and the year ended December 31, 2013 as if the Merger occurred on January 1, 2013, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

Financial Statements of Businesses Acquired

Financial statements of Conversant are not required to be provided with the filing of this Current Report on Form 8-K/A.

(d) Exhibits

Exhibit No.	Document Description

99.1
Unaudited pro forma combined balance sheet as of September 30, 2014 as if the Merger occurred on September 30, 2014, and the unaudited pro forma combined statements of operations for the nine months ended September 30, 2014 and the year ended December 31, 2013 as if the Merger occurred on January 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Data Systems Corporation

Date: January 20, 2015	By:	/s/ Charles L. Horn
Charles L. Horn
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1
Unaudited pro forma combined balance sheet as of September 30, 2014 as if the Merger occurred on September 30, 2014, and the unaudited pro forma combined statements of operations for the nine months ended September 30, 2014 and the year ended December 31, 2013 as if the Merger occurred on January 1, 2013.